T. Rowe Price Global Consumer Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025, as amended

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE GLOBAL CONSUMER FUND (the fund)

On November 21, 2025, all assets of the fund were liquidated. As a result, the fund will be dissolved and is no longer being offered to shareholders for purchase.

The date of this supplement is December 1, 2025.

12/1/25